                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                          (STATE OF INCORPORATION)

            001-13255                                 43-1781797
            ---------                                 ----------
            (COMMISSION                               (IRS EMPLOYER
            FILE NUMBER)                              IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01.  OTHER EVENTS

         On April 14, 2005 Solutia issued a press release announcing that its subsidiary Solutia Europe SA/NV had completed a strategic review of its Pharmaceutical Services business, comprised of CarboGen and AMCIS, and decided to retain the business. A copy of the press release is filed as an exhibit to this Form 8-K and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number              Description
--------------              -----------

    99.1 Press Release dated April 14, 2005, issued by Solutia Inc., announcing that its subsidiary Solutia Europe SA/NV had completed a strategic review of its Pharmaceutical Services business, comprised of CarboGen and AMCIS, and decided to retain the business





                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                       SOLUTIA INC.
                                       -----------------------------------------
                                       (Registrant)


                                       /s/ Rosemary L. Klein
                                       ---------------------------
                                       Senior Vice President, General Counsel
                                       and Secretary

DATE: APRIL 18, 2005